UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 13, 2009

CONMED HEALTHCARE MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27554	42-1297992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Parkway Dr. Suite 400 Hanover, MD (Address of principal executive offices)	21076 (Zip Code)

Registrant’s telephone number, including area code:  (410) 567-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 13, 2009, Conmed Healthcare Management, Inc. (the “Company”) issued a press release announcing that the Company’s application for listing its common stock on the NYSE Amex LLC (the “NYSE Amex”) was approved. The Company’s common stock will begin trading under the stock symbol “CONM” when the NYSE Amex market opens on July 15, 2009.  The Company’s common stock was previously traded on the OTCBB under the stock symbol “CMHM.”  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report, including the information set forth in Exhibit 99.1 in Item 9.01, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s registration statements or other filings made with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained in Exhibit 99.1 in Item 9.01, the Company makes no admission as to the materiality of any such information.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated July 13, 2009.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements that are not historical facts including statements which may be identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “projects”, “potentially” or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control) including, without limitation, the Company's ability to increase revenue and to continue to obtain new contracts, contract renewals and extensions; the ability to obtain bonds; decreases in occupancy levels or disturbances at detention centers; malpractice litigation; the ability to utilize third party administrators for out-of-facility care; compliance with laws and government regulations, including those relating to healthcare; competition; termination of contracts due to lack of government appropriations; material adverse changes in economic and industry conditions in the healthcare market; negative publicity regarding the provision of correctional healthcare services; dependence on key personnel and the ability to hire skilled personnel; increases in healthcare costs; insurance; completion and integration of future acquisitions; public company obligations; and stock price volatility. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC including the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2008. Investors and security holders are urged to read this document free of charge on the SEC's web site at www.sec.gov. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED HEALTHCARE MANAGEMENT, INC.

By:	/s/ Thomas W. Fry
Name: Thomas W. Fry
Title: Chief Financial Officer

Date: July 14, 2009